UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2007

Cardinal Health, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-11373	31-0958666
(Commission File Number)	(IRS Employer Identification Number)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of Principal Executive Offices, Including Zip Code)

(614) 757-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 28, 2007, Cardinal Health, Inc. (the “Company”) entered into a First Amendment to Issuing and Paying Agency Agreement with The Bank of New York (the “Issuing and Paying Agent”) in order to increase from $1.0 billion to $1.5 billion the limit as to the aggregate principal amount of commercial paper notes which may be outstanding at any given time pursuant to such agreement. In connection with this amendment, the Company also entered into conforming amendments to the Commercial Paper Dealer Agreements with each of J.P. Morgan Securities Inc. (“J.P. Morgan”), Banc of America Securities LLC (“Banc of America”), Wachovia Capital Markets, LLC (“Wachovia”), and Goldman, Sachs & Co. (“Goldman Sachs”) (collectively, the “Dealers”).

The foregoing summary of the amendments does not purport to be complete and is qualified in its entirety by the actual text of the amendments, which are filed as exhibits to this report.

From time to time, the Issuing and Paying Agent and the Dealers or their affiliates have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for the Company and its affiliates for which they have received, and will receive customary fees and expenses. In particular, J.P. Morgan or its affiliate served as trustee under certain of the Company’s indentures until it sold this business and currently acts as a member of the lending syndicate under the Company’s revolving credit facility and participates as a purchaser and agent under the Company’s committed receivables sales facility. Banc of America, Wachovia and Goldman Sachs or their affiliates currently act as members of the lending syndicate under the Company’s revolving credit facility.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

10.01	First Amendment to Issuing and Paying Agency Agreement, dated February 28, 2007, between Cardinal Health, Inc. and The Bank of New York.

10.02	First Amendment to Commercial Paper Dealer Agreement, dated February 28, 2007, between Cardinal Health, Inc. and J.P. Morgan Securities Inc.

10.03	First Amendment to Commercial Paper Dealer Agreement, dated February 28, 2007, between Cardinal Health, Inc. and Banc of America Securities LLC.

10.04	First Amendment to Commercial Paper Dealer Agreement, dated February 28, 2007, between Cardinal Health, Inc. and Wachovia Capital Markets, LLC.

10.05	First Amendment to Commercial Paper Dealer Agreement, dated February 28, 2007, between Cardinal Health, Inc. and Goldman, Sachs & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date: March 6, 2007	By:	/s/ Jeffrey W. Henderson
	Name:	Jeffrey W. Henderson
	Title:	Chief Financial Officer

EXHIBIT INDEX

10.01	First Amendment to Issuing and Paying Agency Agreement, dated February 28, 2007, between Cardinal Health, Inc. and The Bank of New York.

10.02	First Amendment to Commercial Paper Dealer Agreement, dated February 28, 2007, between Cardinal Health, Inc. and J.P. Morgan Securities Inc.

10.03	First Amendment to Commercial Paper Dealer Agreement, dated February 28, 2007, between Cardinal Health, Inc. and Banc of America Securities LLC.

10.04	First Amendment to Commercial Paper Dealer Agreement, dated February 28, 2007, between Cardinal Health, Inc. and Wachovia Capital Markets, LLC.

10.05	First Amendment to Commercial Paper Dealer Agreement, dated February 28, 2007, between Cardinal Health, Inc. and Goldman, Sachs & Co.